Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,115	100.0	$ 17,505	100.0	3.5
Cost of products sold	5,455	30.1	5,554	31.7	(1.8)
Selling, marketing and administrative expenses	5,183	28.6	5,223	29.8	(0.8)
Research and development expense	1,831	10.1	1,784	10.2	2.6
In-process research and development	18	0.1	64	0.4
Interest (income) expense, net	118	0.7	104	0.6
Other (income) expense, net	86	0.5	515	3.0
Earnings before provision for taxes on income	5,424	29.9	4,261	24.3	27.3
Provision for taxes on income	697	3.8	764	4.3	(8.8)
Net earnings	$ 4,727	26.1	$ 3,497	20.0	35.2

Net earnings per share (Diluted)	$ 1.64		$ 1.22		34.4

Average shares outstanding (Diluted)	2,874.7		2,858.8

Effective tax rate	12.9%		17.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,560	30.7	$ 5,070	29.0	9.7
Net earnings	$ 4,426	24.4	$ 4,107	23.5	7.8
Net earnings per share (Diluted)	$ 1.54		$ 1.44		6.9
Effective tax rate	20.4%		19.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,309	1,348	(2.9)%	(2.9)	—
International	2,248	2,327	(3.4)	0.7	(4.1)
	3,557	3,675	(3.2)	(0.6)	(2.6)

Pharmaceutical
U.S.	3,740	3,471	7.7	7.7	—
International	3,758	3,297	14.0	16.9	(2.9)
	7,498	6,768	10.8	12.2	(1.4)

Med Devices & Diagnostics
U.S.	3,155	3,206	(1.6)	(1.6)	—
International	3,905	3,856	1.3	4.6	(3.3)
	7,060	7,062	0.0	1.8	(1.8)

U.S.	8,204	8,025	2.2	2.2	—
International	9,911	9,480	4.5	7.9	(3.4)
Worldwide	$ 18,115	17,505	3.5%	5.3	(1.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,204	8,025	2.2%	2.2	—

Europe	4,885	4,481	9.0	6.6	2.4
Western Hemisphere excluding U.S.	1,695	1,783	(4.9)	7.1	(12.0)
Asia-Pacific, Africa	3,331	3,216	3.6	10.3	(6.7)
International	9,911	9,480	4.5	7.9	(3.4)

Worldwide	$ 18,115	17,505	3.5%	5.3	(1.8)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2014	2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,424	4,261	27.3%

Litigation expenses	—	529

Synthes integration/transaction costs	118	258

In-process research and development	18	64

Other	—	(42)

Earnings before provision for taxes on income - as adjusted	$ 5,560	5,070	9.7%

Net Earnings - as reported	$ 4,727	3,497	35.2%

Litigation expenses	—	391

Synthes integration/transaction costs	84	183

In-process research and development	13	42

Tax benefit associated with Conor Medsystems	(398)	—

Other	—	(6)

Net Earnings - as adjusted	$ 4,426	4,107	7.8%

Diluted Net Earnings per share - as reported	$ 1.64	1.22	34.4%

Litigation expenses	—	0.14

Synthes integration/transaction costs	0.03	0.06

In-process research and development	0.01	0.02

Tax benefit associated with Conor Medsystems	(0.14)	—

Other	—	—

Diluted Net Earnings per share - as adjusted	$ 1.54	1.44	6.9%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$102	103	(1.0)%	(1.0)%	—%
Intl	443	461	(3.9)	2.4	(6.3)
WW	545	564	(3.4)	1.7	(5.1)

ORAL CARE
US	160	158	1.3	1.3	—
Intl	251	245	2.4	6.9	(4.5)
WW	411	403	2.0	4.7	(2.7)

OTC
US	366	354	3.4	3.4	—
Intl	645	689	(6.4)	(3.6)	(2.8)
WW	1,011	1,043	(3.1)	(1.2)	(1.9)

SKIN CARE
US	457	453	0.9	0.9	—
Intl	457	449	1.8	4.5	(2.7)
WW	914	902	1.3	2.7	(1.4)

WOMEN'S HEALTH
US	24	81	(70.4)	(70.4)	—
Intl	303	320	(5.3)	1.0	(6.3)
WW	327	401	(18.5)	(13.4)	(5.1)

WOUND CARE/OTHER
US	200	199	0.5	0.5	—
Intl	149	163	(8.6)	(6.4)	(2.2)
WW	349	362	(3.6)	(2.6)	(1.0)

TOTAL CONSUMER
US	1,309	1,348	(2.9)	(2.9)	—
Intl	2,248	2,327	(3.4)	0.7	(4.1)
WW	$3,557	3,675	(3.2)%	(0.6)%	(2.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,547	1,639	(5.6)%	(5.6)%	—%
Intl	796	565	40.9	46.6	(5.7)
WW	2,343	2,204	6.3	7.8	(1.5)
REMICADE
US	997	970	2.8	2.8	—
US Exports (4)	167	349	(52.1)	(52.1)	—
Intl	446	281	58.7	67.3	(8.6)
WW	1,610	1,600	0.6	2.1	(1.5)
SIMPONI/SIMPONI ARIA
US	104	94	10.6	10.6	—
Intl	155	143	8.4	12.3	(3.9)
WW	259	237	9.3	11.6	(2.3)
STELARA
US	279	226	23.5	23.5	—
Intl	177	120	47.5	48.2	(0.7)
WW	456	346	31.8	32.0	(0.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	18	21	(14.3)	(5.8)	(8.5)
WW	18	21	(14.3)	(5.8)	(8.5)

INFECTIOUS DISEASES
US	561	238	*	*	—
Intl	639	577	10.7	11.8	(1.1)
WW	1,200	815	47.2	48.0	(0.8)
EDURANT
US	5	3	66.7	66.7	—
Intl	76	40	90.0	86.8	3.2
WW	81	43	88.4	85.4	3.0
INCIVO
US	—	—	—	—	—
Intl	86	162	(46.9)	(47.4)	0.5
WW	86	162	(46.9)	(47.4)	0.5
OLYSIO/SOVRIAD
US	291	—	*	*	—
Intl	63	—	*	*	0.0
WW	354	—	*	*	0.0
PREZISTA
US	214	167	28.1	28.1	—
Intl	231	200	15.5	15.5	0.0
WW	445	367	21.3	21.3	0.0
OTHER INFECTIOUS DISEASES
US	51	68	(25.0)	(25.0)	—
Intl	183	175	4.6	5.8	(1.2)
WW	234	243	(3.7)	(2.8)	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$601	746	(19.4)%	(19.4)%	—%
Intl	1,037	998	3.9	7.6	(3.7)
WW	1,638	1,744	(6.1)	(4.0)	(2.1)
CONCERTA/METHYLPHENIDATE
US	35	139	(74.8)	(74.8)	—
Intl	115	117	(1.7)	2.9	(4.6)
WW	150	256	(41.4)	(39.3)	(2.1)
INVEGA
US	86	71	21.1	21.1	—
Intl	79	61	29.5	34.0	(4.5)
WW	165	132	25.0	27.1	(2.1)
INVEGA SUSTENNA/XEPLION
US	182	164	11.0	11.0	—
Intl	191	120	59.2	60.7	(1.5)
WW	373	284	31.3	31.9	(0.6)
RISPERDAL CONSTA
US	106	106	0.0	0.0	—
Intl	204	229	(10.9)	(9.1)	(1.8)
WW	310	335	(7.5)	(6.3)	(1.2)
OTHER NEUROSCIENCE
US	192	266	(27.8)	(27.8)	—
Intl	448	471	(4.9)	0.1	(5.0)
WW	640	737	(13.2)	(10.0)	(3.2)

ONCOLOGY
US	240	199	20.6	20.6	—
Intl	782	595	31.4	33.4	(2.0)
WW	1,022	794	28.7	30.2	(1.5)
VELCADE
US	—	—	—	—	—
Intl	408	353	15.6	18.6	(3.0)
WW	408	353	15.6	18.6	(3.0)
ZYTIGA
US	229	161	42.2	42.2	—
Intl	283	183	54.6	54.6	0.0
WW	512	344	48.8	48.8	0.0
OTHER ONCOLOGY
US	11	38	(71.1)	(71.1)	—
Intl	91	59	54.2	56.0	(1.8)
WW	102	97	5.2	6.3	(1.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$791	649	21.9%	21.9%	—%
Intl	504	562	(10.3)	(8.7)	(1.6)
WW	1,295	1,211	6.9	7.6	(0.7)
PROCRIT/EPREX
US	176	233	(24.5)	(24.5)	—
Intl	134	145	(7.6)	(6.6)	(1.0)
WW	310	378	(18.0)	(17.6)	(0.4)
XARELTO
US	319	158	*	*	—
Intl	—	—	—	—	—
WW	319	158	*	*	—
OTHER
US	296	258	14.7	14.7	—
Intl	370	417	(11.3)	(9.6)	(1.7)
WW	666	675	(1.3)	(0.2)	(1.1)

TOTAL PHARMACEUTICAL
US	3,740	3,471	7.7	7.7	—
Intl	3,758	3,297	14.0	16.9	(2.9)
WW	$7,498	6,768	10.8%	12.2%	(1.4)%

Supplemental Sales Information	2013
	Q1	Q2	Q3	Q4	Full Year
EDURANT
US	3	3	4	5	15
Intl	40	53	60	68	221
WW	$43	56	64	73	236

OLYSIO/SOVRIAD
US	—	—	—	13	13
Intl	—	—	—	10	10
WW	$—	—	—	23	23

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CARDIOVASCULAR CARE
US	$205	198	3.5%	3.5%	—%
Intl	336	315	6.7	9.4	(2.7)
WW	541	513	5.5	7.2	(1.7)

DIABETES CARE
US	192	283	(32.2)	(32.2)	—
Intl	320	317	0.9	2.9	(2.0)
WW	512	600	(14.7)	(13.7)	(1.0)

DIAGNOSTICS
US	224	248	(9.7)	(9.7)	—
Intl	219	229	(4.4)	(0.9)	(3.5)
WW	443	477	(7.1)	(5.4)	(1.7)

ORTHOPAEDICS
US	1,292	1,261	2.5	2.5	—
Intl	1,129	1,124	0.4	2.9	(2.5)
WW	2,421	2,385	1.5	2.7	(1.2)

SPECIALTY SURGERY/OTHER (5)
US	417	404	3.2	3.2	—
Intl	457	435	5.1	9.3	(4.2)
WW	874	839	4.2	6.4	(2.2)

SURGICAL CARE
US	539	531	1.5	1.5	—
Intl	969	977	(0.8)	2.2	(3.0)
WW	1,508	1,508	0.0	1.9	(1.9)

VISION CARE
US	286	281	1.8	1.8	—
Intl	475	459	3.5	10.0	(6.5)
WW	761	740	2.8	6.8	(4.0)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,155	3,206	(1.6)	(1.6)	—
Intl	3,905	3,856	1.3	4.6	(3.3)
WW	$7,060	7,062	0.0%	1.8%	(1.8)%

*Percentage greater than 100%
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Infection Prevention now reflected in Specialty Surgery/Other, previously reported independently